FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


ADCPB BALANCE
-------------
Initial ADCPB                                                                                 85,790,915.00
Prior Month ADCPB                                                                             63,095,524.14
Current Month ADCPB (Before addition of New Property)                                         60,358,395.78
Base Principal Amount (Prior - Current)                                                        2,737,128.36
Add:  ADCPB of New Transferred Property                                                                0.00
Ending ADCPB (Current + ADCPB of New Property)                                                60,358,395.78

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                                                    54,262,150.75
     Class A Certificate Rate                                                                          6.85%
     One twelfth of Class A Certificate Rate                                                           0.57%
     Class A Certificate Interest                                                                309,746.44
     Prior Month Class A Overdue Interest                                                              0.00

     Class A Interest Due                                                                        309,746.44
     Class A Interest Paid                                                                       309,746.44

     Current Month Class A Overdue Interest                                                            0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                                                    54,262,150.75
     Class A Percentage                                                                               86.00%
     Base Principal Amount                                                                     2,737,128.36
     Class A Base Principal Distribution Amount                                                2,353,930.39
     Prior Month Class A Overdue Principal                                                             0.00
     Total A Note Principal Due                                                                2,353,930.39
     Additional Class A Principal Due                                                                  0.00
                                                                                             --------------
     Class A Principal Paid                                                                    2,353,930.39

     Class A Overdue Principal                                                                         0.00

     Current Month Class A Principal Balance                                                  51,908,220.36

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


CLASS B-1 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-1 Principal Balance                                                   2,523,821.35
     Class B-1 Certificate Rate                                                                        7.63%
     One twelfth of Class B-1 Certificate Rate                                                         0.64%
     Class B-1 Certificate Interest                                                               16,047.30
     Prior Month Class B-1 Overdue Interest                                                            0.00

     Class B-1 Interest Due                                                                       16,047.30
     Class B-1 Interest Paid                                                                      16,047.30

     Current Month Class B-1 Overdue Interest                                                          0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                                                   2,523,821.35
     Class B-1 Percentage                                                                              4.00%
     Base Principal Amount                                                                     2,737,128.36
     Class B-1 Base Principal Distribution Amount                                                109,485.13
     Prior Month B-1 Overdue Principal                                                                 0.00
     Total B-1 Note Principal Due                                                                109,485.13
                                                                                            ---------------

     Class B-1 Principal Paid                                                                    109,485.13


     Class B-1 Overdue Principal                                                                       0.00

     Current Month Class B-1 Principal Balance                                                 2,414,336.22

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998



CLASS B-2 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-2 Principal Balance                                                   2,523,821.35
     Class B-2 Certificate Rate                                                                        8.17%
     One twelfth of Class B-2 Certificate Rate                                                         0.68%
     Class B-2 Certificate Interest                                                               17,183.02
     Prior Month Class B-2 Overdue Interest                                                            0.00

     Class B-2 Interest Due                                                                       17,183.02
     Class B-2 Interest Paid                                                                      17,183.02

     Current Month Class B-2 Overdue Interest                                                          0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                                                   2,523,821.35
     Class B-2 Percentage                                                                              4.00%
     Base Principal Amount                                                                     2,737,128.36
     Class B-2 Base Principal Distribution Amount                                                109,485.13
     Prior Month B-1 Overdue Principal                                                                 0.00
                                                                                              -------------
     Total B-1 Note Principal Due                                                                109,485.13

     Class B-2 Principal Paid                                                                    109,485.13

     Class B-2 Overdue Principal                                                                       0.00

     Current Month Class B-2 Principal Balance                                                 2,414,336.22

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998



SERVICING FEE SCHEDULE
----------------------
     Prior Month ADCPB                                                             63,095,524
     Servicer Fee Rate                                                                 0.5000%
     One-twelfth                                                                       0.0417%
     Servicer Fee                                                                   26,289.80

     Prior Servicer Fee Arrearage                                                        0.00
     Servicer Fee Due                                                               26,289.80

     Servicer Fee Paid                                                              26,289.80

     Current Servicing Fee Arrearage                                                     0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                                             63,095,524
     Back-Up Servicer Fee Rate                                                         0.0130%
     One-twelfth                                                                       0.0011%
     Back-up Servicer Fee                                                              683.53

     Prior Back-Up Servicer Fee Arrearage                                                0.00
     Total Back-Up Servicer Fee Due                                                    683.53

     Back-Up Servicer Fee Paid                                                         683.53

     Current Back-Up Servicing Fee Arrearage                                             0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                                                       291.67
     Trustee Fee Rate                                                                  0.0100%

     Prior Trustee Fee Arrearage                                                         0.00
     Total Trustee Fee Due                                                             291.67

     Trustee Fee Paid                                                                  291.67

     Current Trustee Fee Arrearage                                                       0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance                                      54,262,150.75
     Monthly Premium Rate                                                              0.0208%
     Prior Premium Arrearage                                                             0.00
     Premium Amount Due                                                             11,305.00

     Premium Amount Paid                                                            11,305.00

     Current Premium Arrearage                                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

EARLY AMORTIZATION EVENTS
-------------------------

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

RESTRICTING EVENT CALCULATIONS                                        No
------------------------------

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------

EVENTS OF SERVICER TERMINATION
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)     Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998




GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
-----------------------------------------------------------
                                                                                            Gross
                              Gross                        Gross                          Charge-Off
                             Defaults       Recoveries   Charge-Offs     ADCPB               Ratio
                             --------       ----------   -----------     -----            ----------
           2 months prior     147,032         147,032           0      65,786,008            0.00%
           1 month prior      364,097         269,832      94,265      63,095,524            1.79%
           Current            836,804         745,087      91,717      60,358,396            1.82%


           3 Month Gross Charge-Off Ratio                                                    1.21%
           Maximum Allowed                                                                   2.50%



30+ DELINQUENCIES
-----------------
                                                                            Monthly
                          Delinquencies      ADCPB                       Delinquencies
                          -------------      -----                       -------------
           2 months prior   4,147,299      65,786,008                       6.30%
           1 month prior    3,814,432      63,095,524                       6.05%
           Current month    3,373,454      60,358,396                       5.59%

                           Delinquency Ratio:                               5.98%
                           Maximum Delinquency Ratio:                       6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

      (a)  Gross Defaults (>=180)                                     No
                                                                  ------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                  ------------




GROSS DEFAULTS (>=180)
----------------------


                            Monthly Gross
                              Defaults            ADCPB
                            --------------        -----
           Current month       38,307          60,358,396
           1 month prior        2,090          63,095,524
           2 months prior       2,090          65,786,008
                               ------          ----------
           Sum/Average         42,487          63,079,976           0.0674%
                                                                         4
           Gross Defaults                                             0.27%

                 i A       Subordinated Percentage                   10.00%
                   B       WAL of Remaining Leases                    2.06
                ii         Two
                           Ratio (i/ii)                               2.42%





ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                     Monthly
                            Delinquencies        ADCPB            Delinquencies
                            -------------        -----            -------------
           2 months prior     614,454          65,786,008             0.93%
           1 month prior      462,400          63,095,524             0.73%
           Current month      369,255          60,358,396             0.61%


                           Issuer Delinquency Trigger Ratio:          0.76%
                           Maximum Ratio Allowed:                     2.50%




EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordination Level < 14%                   No
                                                      ------------

      (2)  Has a Gross Charge-Off Event Occurred?         No
                                                      ------------

      (3)  Has a Delinquency Event Occurred?              No
                                                      ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998




AGING/DELINQUENCY STATISTICS
----------------------------
                                                                                      ADCPB              Total

Current                                                                              56,984,942             94.41%
31-60 Days Past Due                                                                   2,053,704              3.40%
61-90 Days Past Due                                                                     950,495              1.57%
91+ Days Past Due                                                                       369,255              0.61%
                                                                                ---------------   ---------------

Total                                                                                60,358,396            100.00%


CERTIFICATE FACTORS
-------------------

Class A Notes                                                                       0.703552301
Class B-1 Notes                                                                     0.703552334
Class B-2 Notes                                                                     0.703552334


SUBSTITUTION LIMITS [SECTION 7]
-------------------------------

ADCPB as of Cut-Off Date                                                          85,790,915.00
Maximum Substitution (10% of Initial)                                              8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)                       4,289,545.75

Prior month Cumulative ADCPB Substituted                                           3,332,268.58
Current month ADCPB Substituted                                                              --
                                                                                ---------------
Cumulative ADCPB Substituted                                                       3,332,268.58

Prior month Cumulative ADCPB Substituted for Defaulted Contracts                   1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                          --
                                                                                ---------------
Cumulative ADCPB Substituted for Defaulted Contracts                               1,980,863.06


PORTFOLIO PREPAYMENT STATISTICS
-------------------------------

Prior month Cumulative ADCPB prepaid                                               7,540,345.09
Current month ADCPB prepaid                                                          994,092.09
                                                                                ---------------
Cumulative ADCPB prepaid                                                           8,534,437.18

Prior month Cumulative ADCPB Defaulted                                             3,576,592.09
Current month ADCPB Defaulted                                                        790,923.86
                                                                                ---------------
Cumulative ADCPB Defaulted                                                         4,367,515.95

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                                96,784.00
--------------------------

LOCKBOX ACCOUNT
---------------

    Transfer of prior period Payments not yet transferred to Collection Account         (132,573.59)
    Transfer of prior period Excluded Amounts not yet transferred                        (57,246.72)
    Collections Received [5.02 (b)(d)]                                                 2,502,865.21
    Excluded Amounts [5.02(d)][Definition]                                              (987,638.60)
    Collections on Deposit due Collection Account [5.02(d)]                           (1,310,486.22)

    Ending Balance                                                                       111,704.08


COLLECTION ACCOUNT
------------------
    BEGINNING BALANCE, JANUARY 1, 1998                                                               1,583,034.48
    ----------------------------------

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 1998
    -------------------------------------------------------------

    Add:  Servicer Advance                                                                           1,286,444.75
    Add:  Payments due Collection Account from last 2 business days prior period                       132,282.11
    Add:  Add'l transfers                                                                                    0.00
    Add:  Amounts to Collection Acct from Security deposit account                                           0.00
    Less: Total distributions on  January 10, 1998                                                  (3,001,761.34)

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 1998
    --------------------------------------------------------------

    Aggregate Amount of Actual Payments [6.01 b(i)]                                                  1,308,250.23
    Add:  Servicer Advances [5.03][6.01 b(ii)]                                                               0.00
    Add:  Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b(iii)]           0.00
    Add:  Reconveyance Amounts by Servicer [6.01 b(iv)]                                                      0.00
    Add:  Any Investment Earnings [6.01 b(v)]                                                            4,474.76
    Add:  Deposits from New Transferred Property Funding Account [6.01 b(vi)]                                0.00
    Add:  Amount Payable to Class A Certificate holders under 6.04 d [6.01 b(vii)]                           0.00
    Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                      0.00
    Add:  Security Deposits Related to Prepayment                                                            0.00
    Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                         0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                       0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                         0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                            0.00

    Ending balance on January 31, 1998 and February 1, 1998                                          1,312,724.99

    Add:  Servicer Advances to be deposited on Determination Date                                    1,658,306.55
    Add:  Payments due Collection Acct from last 3 business days                                       160,830.05
    Add:  Payments not yet transferred to the Collection Account                                             0.00
    Add:  Amounts to Collection Account from Security Deposit Account [6.02 c]                               0.00

    Adjusted Collection Account Balance                                                              3,131,861.59

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998




SECURITY DEPOSIT ACCOUNT
------------------------
    Beginning  Balance                                                      137,880.90
    Add: Balance deposited on closing date                                        0.00
    Add: Security Deposits [6.02 b]                                               0.00
    Less: Amounts to Collection Account [6.02 c]                                  0.00
    Add:  Investment Earnings                                                   666.99
                                                                            ----------

    Ending balance on January 31, 1998                                      138,547.89

    Less: Amounts to Collection Account [6.02 c]                                  0.00

    Adjusted Security Deposit  Account Balance                              138,547.89


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------

    Beginning Balance                                                                                     0.00
    -----------------
    Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00
    Add:  Amount Transferred to New Transferred Property Funding Account [6.05 ii]                        0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]         0.00
                                                                                                    ----------

    Ending balance on January 31, 1998                                                                    0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]          0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]         0.00
                                                                                                    ----------

    Adjusted New Transferred Property Funding Account Balance                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                         3,131,861.59
--------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

    (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c(i)]                                       0.00

    (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c(ii)]                                   0.00

    (iii)   Aggregate of: [6.06 c(iii)]
            (A)    Unreimbursed Servicer Advances from prior periods                                                       0.00
            (B)    Servicer Fee and unpaid Servicer Fee                                                               26,289.80
            (C)    Servicing Charges inadvertently deposited in Collection Account                                         0.00

    (iv)    Current and unpaid Back-up Servicing Fees [6.06 c(iv)]                                                       683.53

    (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c(v)]                                        11,305.00

    (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c(vi)]                                         291.67

    (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c(vii)]                                  309,746.44

    (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c(viii)]                              16,047.30

    (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c(ix)]                                17,183.02

    (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c(x)]                  2,353,930.39

    (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b(xi)]                             0.00

    (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c(xii)]              109,485.13
            provided no restricting event exists

    (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c(xiii)]             109,485.13
            provided no restricting event or issuer restricting event exists

    (xiv)   Any amounts due Servicer under 9.03 [6.06 b(xiv)]                                                              0.00

    (xv)    Prepayments optionally transferred to collection account and disbursed in                                      0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c(xv)]

    (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b(xiii)]                              177,414.18



    Reviewed By:



    -----------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998




ADCPB BALANCE
-------------
Initial ADCPB                                                  72,024,925.77
Prior Month ADCPB                                              66,149,595.25
Current Month ADCPB (Before addition of New Property)          64,322,780.63
Base Principal Amount (Prior - Current)                         1,826,814.62
Add:  ADCPB of New Transferred Property                                 0.00
Ending ADCPB (Current + ADCPB of New Property)                 64,322,780.63

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                     58,210,917.16
     Class A Certificate Rate                                           6.29%
     One twelfth of Class A Certificate Rate                            0.52%
     Class A Certificate Interest                                 305,122.22
     Prior Month Class A Overdue Interest                               0.00

     Class A Interest Due                                         305,122.22
     Class A Interest Paid                                        305,122.22

     Current Month Class A Overdue Interest                             0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                     58,210,917.16
     Class A Percentage                                                88.00%
     Base Principal Amount                                      1,826,814.62
     Class A Base Principal Distribution Amount                 1,607,596.87
     Prior Month Class A Overdue Principal                              0.00
     Total A Note Principal Due                                 1,607,596.87

     Class A Principal Paid                                     1,607,596.87

     Class A Overdue Principal                                          0.00

     Current Month Class A Principal Balance                   56,603,320.29

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998




CLASS B-1 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-1 Principal Balance              1,984,462.78
     Class B-1 Certificate Rate                                   7.01%
     One twelfth of Class B-1 Certificate Rate                    0.58%
     Class B-1 Certificate Interest                          11,592.57
     Prior Month Class B-1 Overdue Interest                       0.00

     Class B-1 Interest Due                                  11,592.57
     Class B-1 Interest Paid                                 11,592.57

     Current Month Class B-1 Overdue Interest                     0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance              1,984,462.78
     Class B-1 Percentage                                         3.00%
     Base Principal Amount                                1,826,814.62
     Class B-1 Base Principal Distribution Amount            54,804.44
     Prior Month B-1 Overdue Principal                            0.00
     Total B-1 Note Principal Due                            54,804.44
                                                          ------------

     Class B-1 Principal Paid                                54,804.44


     Class B-1 Overdue Principal                                  0.00

     Current Month Class B-1 Principal Balance            1,929,658.34

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998



CLASS B-2 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-2 Principal Balance                   1,653,719.16
     Class B-2 Certificate Rate                                        8.22%
     One twelfth of Class B-2 Certificate Rate                         0.69%
     Class B-2 Certificate Interest                               11,327.98
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                       11,327.98
     Class B-2 Interest Paid                                      11,327.98

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                   1,653,719.16
     Class B-2 Percentage                                              2.50%
     Base Principal Amount                                     1,826,814.62
     Class B-2 Base Principal Distribution Amount                 45,670.37
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 45,670.37

     Class B-2 Principal Paid                                     45,670.37

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 1,608,048.79

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998




SERVICING FEE SCHEDULE
----------------------
     Prior Month ADCPB                                    66,149,595
     Servicer Fee Rate                                        0.5000%
     One-twelfth                                              0.0417%
     Servicer Fee                                          27,562.33

     Prior Servicer Fee Arrearage                               0.00
     Servicer Fee Due                                      27,562.33

     Servicer Fee Paid                                     27,562.33

     Current Servicing Fee Arrearage                            0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                    66,149,595
     Back-Up Servicer Fee Rate                                0.0200%
     One-twelfth                                              0.0017%
     Back-up Servicer Fee                                   1,102.49

     Prior Back-Up Servicer Fee Arrearage                       0.00
     Total Back-Up Servicer Fee Due                         1,102.49

     Back-Up Servicer Fee Paid                              1,102.49

     Current Back-Up Servicing Fee Arrearage                    0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                              291.67
     Trustee Fee Rate                                         0.0100%

     Prior Trustee Fee Arrearage                                0.00
     Total Trustee Fee Due                                    291.67

     Trustee Fee Paid                                         291.67

     Current Trustee Fee Arrearage                              0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance             58,210,917.16
     Monthly Premium Rate                                     0.0200%
     Prior Premium Arrearage                                    0.00
     Premium Amount Due                                    11,642.00

     Premium Amount Paid                                   11,642.00

     Current Premium Arrearage                                  0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998



EARLY AMORTIZATION EVENTS
-------------------------

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998



RESTRICTING EVENT CALCULATIONS
------------------------------
      (a)  Event of Servicer Termination (Yes/No)                                 No
                                                                             -------------

      (b)  Certificate Insurer makes an Insured Payment                           No
                                                                             -------------

      (a)  Gross Charge-Off Event (Yes/No)                                        No
                                                                             -------------

      (b)  Delinquency Trigger Event                                              No
                                                                             -------------

EVENTS OF SERVICER TERMINATION
-----------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998



GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                               Gross                                 Gross                             Monthly
                              Defaults       Recoveries            Charge-Offs       ADCPB           Charge-Offs
                              --------       ----------            -----------       -----           -----------
           2 months prior     100,318         100,318                      0       68,171,653           0.00%
           1 month prior      194,272         119,330                 74,942       66,149,595           1.36%
           Current            169,192          16,503                152,689       64,322,781           2.85%


                                                                                                        1.40%
                                                                                                        2.50%



30+ DELINQUENCIES
-----------------
                                                                                         Monthly
                            Delinquencies      ADCPB                                  Delinquencies
                            -------------      -----                                  -------------
           2 months prior     3,703,888      68,171,653                                  5.43%
           1 month prior      3,414,428      66,149,595                                  5.16%
           Current month      4,305,099      64,322,781                                  6.69%

                           Delinquency Ratio:                                            5.76%
                           Maximum Delinquency Ratio:                                    7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------



      (a)  Gross Defaults (>=180)                      No
                                                  -------------

      (b)  Issuer Delinquency Trigger Ratio            No
                                                  -------------


GROSS DEFAULTS (>=180)
----------------------


                                                                          Monthly
                           Gross Defaults    ADCPB                      Charge-Offs
                           --------------    -----                      -----------
           Current             82,153      64,322,781                      0.13%


                 i A       Subordinated Percentage                         9.00%
                   B       WAL of Remaining Leases                         2.13
                ii         Two
                           Ratio (i/ii)                                    2.12%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------
                                                                          Monthly
                           Delinquencies     ADCPB                     Delinquencies
                           -------------     -----                     -------------
           2 months prior     251,465      68,171,653                      0.37%
           1 month prior      474,828      66,149,595                      0.72%
           Current month      444,353      64,322,781                      0.69%


                           Issuer Delinquency Trigger Ratio:               0.59%
                           Maximum Ratio Allowed:                          2.50%





EARLY AMORTIZATION EVENT
------------------------
      (1)  Is Subordinate Interest less than 8.86% of ADCPB?             No
                                                                   -------------

      (2)  Has a Gross Charge-Off Event Occurred?                        No
                                                                   -------------

      (3)  Has a Delinquency Event Occurred?                             No
                                                                   -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998



AGING/DELINQUENCY STATISTICS
----------------------------

                                                                                 ADCPB              Total
Current                                                                          60,017,682         93.31%
31-60 Days Past Due                                                               3,044,876          4.73%
61-90 Days Past Due                                                                 815,870          1.27%
91+ Days Past Due                                                                   444,353          0.69%
                                                                             --------------        ------

Total                                                                            64,322,781        100.00%


CERTIFICATE FACTORS
-------------------

Class A Notes                                                                   0.893057302
Class B-1 Notes                                                                 0.893057282
Class B-2 Notes                                                                 0.893057296


SUBSTITUTION LIMITS [SECTION 7]
-------------------------------

ADCPB as of Cut-Off Date                                                      72,024,925.77
Maximum Substitution (10% of Initial)                                          7,202,492.58
Maximum Substitution for Defaulted Contracts (5% of Initial)                   3,601,246.29

Prior month Cumulative ADCPB Substituted                                       3,234,855.86
Current month ADCPB Substituted                                                          --
                                                                             --------------
Cumulative ADCPB Substituted                                                   3,234,855.86

Prior month Cumulative ADCPB Substituted for Defaulted Contracts               1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                                      --
                                                                             --------------
Cumulative ADCPB Substituted for Defaulted Contracts                           1,320,928.59


PORTFOLIO PREPAYMENT STATISTICS
-------------------------------

Prior month Cumulative ADCPB prepaid                                           4,540,788.17
Current month ADCPB prepaid                                                      398,155.29
                                                                             --------------
Cumulative ADCPB prepaid                                                       4,938,943.46

Prior month Cumulative ADCPB Defaulted                                         1,587,390.25
Current month ADCPB Defaulted                                                     85,254.22
                                                                             --------------
Cumulative ADCPB Defaulted                                                     1,672,644.47

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                             353,178.41
--------------------------

LOCKBOX ACCOUNT
---------------

    Transfer of prior period Payments not yet transferred to Collection Account       (128,919.51)
    Transfer of prior period Excluded Amounts not yet transferred                      (79,126.80)
    Collections Received [5.02 (b)(d)]                                               2,304,218.13
    Excluded Amounts [5.02(d)][Definition]                                          (1,001,106.78)
    Collections on Deposit due Collection Account [5.02(d)]                         (1,168,902.22)

    Ending Balance                                                                     279,341.23


COLLECTION ACCOUNT
------------------
    BEGINNING BALANCE, JANUARY 1, 1998                                                               1,118,563.58
    ----------------------------------

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 1998
    -------------------------------------------------------------
    Add:  Servicer Advance                                                                           1,084,144.17
    Add:  Payments due Collection Account from last 2 business days prior period                       128,919.51
    Add:  Add'l transfers                                                                                    0.00
    Add:  Amounts to Collection Acct from Security deposit account                                           0.00
    Less: Total distributions on January 10, 1998                                                   (2,331,627.26)

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 1998
    --------------------------------------------------------------

    Aggregate Amount of Actual Payments [6.01 b(i)]                                                  1,168,902.22
    Add:  Servicer Advances [5.03][6.01 b(ii)]                                                               0.00
    Add:  Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b(iii)]           0.00
    Add:  Reconveyance Amounts by Servicer [6.01 b(iv)]                                                      0.00
    Add:  Any Investment Earnings [6.01 b(v)]                                                            3,817.42
    Add:  Deposits from New Transferred Property Funding Account [6.01 b(vi)]                                0.00
    Add:  Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                            0.00
    Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                      0.00
    Add:  Security Deposits Related to Prepayment                                                            0.00
    Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                         0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                       0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                         0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                            0.00

    Ending balance on January 31, 1998 and February 1, 1998                                          1,172,719.64

    Add:  Servicer Advances to be deposited on Determination Date                                    1,028,251.82
    Add:  Payments due Collection Acct from last 3 business days                                        95,585.39
    Add:  Payments not yet transferred to the Collection Account                                             0.00
    Add:  Amounts to Collection Account from Security Deposit Account [6.02 c]                               0.00

    Adjusted Collection Account Balance                                                              2,296,556.85

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


SECURITY DEPOSIT ACCOUNT
------------------------

    Beginning  Balance                                                                                        0.00
    Add:  Balance deposited on closing date                                                                   0.00
    Add:  Security Deposits [6.02 b]                                                                          0.00
    Less: Amounts to Collection Account [6.02 c]                                                              0.00
    Add:  Investment Earnings                                                                                 0.00
                                                                                                              ----

    Ending balance on January 31, 1998                                                                        0.00

    Less: Amounts to Collection Account [6.02 c]                                                              0.00

    Adjusted Security Deposit  Account Balance                                                                0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------

    BEGINNING BALANCE                                                                                                     0.00
    -----------------
    Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                         0.00
    Add:  Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                        0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                         0.00
                                                                                                                          ----

    Ending balance on January 31, 1998                                                                                    0.00

    Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                         0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                         0.00
                                                                                                                          ----

    Adjusted New Transferred Property Funding Account Balance                                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                      2,296,556.85
---------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c(i)]                                      0.00

    (ii)   Indemnity payments paid inadvertently dep. in Collection Account [6.06 c(ii)]                                 0.00

    (iii)  Aggregate of: [6.06 c(iii)]
           (A)  Unreimbursed Servicer Advances from prior periods                                                        0.00
           (B)  Servicer Fee and unpaid Servicer Fee                                                                27,562.33
           (C)  Servicing Charges inadvertently deposited in Collection Account                                          0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c(iv)]                                                    1,102.49

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c(v)]                                       11,642.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c(vi)]                                        291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c(vii)]                                 305,122.22

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c(viii)]                             11,592.57

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c(ix)]                               11,327.98

    (x)    Class A Base Principal Distribution Amount and Overdue Class A Principal [6.06 c(x)]                  1,607,596.87

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b(xi)]                            0.00

    (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c(xii)]               54,804.44
           provided no restricting event exists

    (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c(xiii)]              45,670.37
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b(xiv)]                                                             0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                                     0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c(xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b(xiii)]                             219,843.91


    Reviewed By:



    --------------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer